RELATED PARTY	4 Months Ended
Dec. 31, 2025
Related Party Transactions [Abstract]
RELATED PARTY

5.	RELATED PARTY

During the period from September 5, 2025 (inception) through December 31, 2025, Boost Run Holdings LLC (“Boost Run Holdings”), a related party, paid $26,000 in audit fees directly to the Company’s independent registered public accounting firm on behalf of the Company. The Company and Boost Run Holdings are separate legal entities, and the Company was the beneficiary of the services provided.

As a result, the Company recorded a related party payable to Boost Run Holdings for the amount paid. The balance remained outstanding as of December 31, 2025. The payable is unsecured, non-interest bearing, and due on demand, and no formal repayment terms exist between the parties.